UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2005

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Wisconsin 000-24385 39-0971239

(State or other jurisdiction (Commission file number) (IRS Employer of incorporation) Identification No.)

W6316 Design Drive

Greenville, Wisconsin 54942

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers and Item 8.01. Other Events.

On June 20, 2005, School Specialty, Inc. issued a press release reporting the unexpected death of a Director, Jerome Pool. The press release is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit No. Description

    Press Release of School Specialty, Inc., dated June 20, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SCHOOL SPECIALTY, INC.

(Registrant)

Date: June 20, 2005

/s/ David J. Vander Zanden

David J. Vander Zanden

President and Chief Executive Officer

(Principal Executive Officer)

Date: June 20, 2005

/s/ Mary M. Kabacinski

Mary M. Kabacinski

Executive Vice President and Chief Financial Officer

(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No. Description

99.1 Press Release of School Specialty, Inc., dated June 20, 2005.

EXHIBIT 99.1

W6316 Design Drive, Greenville, WI 54942

P.O. Box 1579, Appleton, WI 54912-1579

SCHOOL SPECIALTY REPORTS UNEXPECTED DEATH OF A DIRECTOR

Greenville, WI, June 20, 2005--School Specialty (NASDAQ:SCHS), is saddened to report the unexpected death of its long-time board member, Jerome Pool. The directors and associates of School Specialty extend their deepest sympathy to Mr. Pool's family and friends.

Jerry died yesterday of a heart attack at the age of 69. Jerry joined our Board about six years ago. He was a friend and mentor to Dan Spalding, former CEO of School Specialty. Dan worked for Jerry for a few years when they were both with Janzten, Inc., now a division of VF Corporation. Jerry brought the Board a perspective from an operator's viewpoint, having been in business himself for his entire working life.

"We will all miss Jerry's easy manner and elegant style," said Dave Vander Zanden, President and Chief Executive Officer of School Specialty. "Jerry was a gentle man with a good sense of humor. I enjoyed working with him very much and will miss him greatly."

About School Specialty, Inc.

School Specialty is an education company that provides innovative and proprietary products, programs and services to help educators engage and inspire students of all ages and abilities.

Through each of our leading brands, we design, develop and provide preK-12 educators with the latest and very best resources in the areas of early childhood, arts education, reading and literacy, personal effectiveness and character education, coordinated school health, special learning needs, core academics, and career development as well as classroom essentials and learning environments.

Working in collaboration with educators, School Specialty reaches beyond the scope of textbooks to help teachers, guidance counselors and school administrators ensure that every student reaches his or her full potential.

For more information about School Specialty and each of our brands visit www.schoolspecialty.com.

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